Exhibit 99.1

Return to Net Bookings Growth for Madden NFL 26 & Apex Legends
EA SPORTS Delivered Four Groundbreaking Titles in the Quarter, Elevating the Future of Sports Gaming

REDWOOD CITY, CA. – October 28, 2025 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its second fiscal quarter ended September 30, 2025.

“Across our broad portfolio — from EA SPORTS to Battlefield, The Sims, and skate. — our teams continue to create high-quality experiences that connect and inspire players around the world,” said Andrew Wilson, CEO of Electronic Arts. “The creativity, passion, and innovation of our teams are at the heart of everything we do.”

Selected Operating Highlights and Metrics

•Net bookings1 for the quarter totaled $1.818 billion, down 13% year-over-year, driven largely by the extraordinary release of College Football 25 in the prior year period.
•EA SPORTS Madden NFL 26 delivered net bookings growth year-over-year in the quarter, with players returning to the title.
•Apex Legends returned to net bookings growth on a year-over-year basis in Q2, growing double digits, as the team continues to deliver new experiences that drove deeper engagement.
•EA SPORTS FC 26 HD net bookings were up mid single digits year-over-year versus EA SPORTS FC 25 HD net bookings in the quarter, after adjusting for differences in deluxe edition content timing.
•The successful launches of skate. (https://x.com/skate/status/1975229570807890000) and Battlefield 6 (https://www.ea.com/news/battlefield-6-shatters-records) - underscore the strength of EA’s long-term strategy to build community-driven experiences centered on creativity, connection, and long-term growth.

Selected Financial Highlights and Metrics

•Net revenue was $1.839 billion for the quarter.
•Net cash provided by operating activities was $130 million for the quarter and $1.872 billion for the trailing twelve months.
•EA repurchased 2.3 million shares for $375 million during the quarter, bringing the total for the trailing twelve months to 17.5 million shares for $2.500 billion.

Dividend

EA has declared a quarterly cash dividend of $0.19 per share of the Company’s common stock. The dividend is payable on December 23, 2025 to stockholders of record as of the close of business on December 3, 2025.

Quarterly Financial Highlights

	Three Months Ended
	September 30,
(in $ millions, except per share amounts)	2025	2024
Full game	618	716
Live services and other	1,221	1,309
Total net revenue	1,839	2,025

Net income	137	294
Diluted earnings per share	0.54	1.11

Operating cash flow	130	234

Value of shares repurchased	375	375
Number of shares repurchased	2.3	2.6

Cash dividend paid	48	51

Trailing Twelve Months Financial Highlights

	Twelve Months Ended
	September 30,
(in $ millions)	2025	2024
Full game	1,943	1,917
Live services and other	5,345	5,492
Total net revenue	7,288	7,409

Net income	885	1,046

Operating cash flow	1,872	2,198

Value of shares repurchased	2,500	1,400
Number of shares repurchased	17.5	10.2

Operating Metric

The following is a calculation of our total net bookings for the periods presented:

	Three Months Ended September 30,		Twelve Months Ended September 30,
(in $ millions)	2025	2024	2025	2024
Total net revenue	1,839	2,025	7,288	7,409
Change in deferred net revenue (online-enabled games)	(21)	54	(158)	(36)
Total net bookings	1,818	2,079	7,130	7,373

Pending Acquisition by Investor Consortium

On September 29, 2025, EA announced that it has entered into a definitive agreement to be acquired by an investor consortium (“the Consortium”) comprised of The Public Investment Fund, private investment funds affiliated with Silver Lake Group, L.L.C. and private investment funds affiliated with Affinity Partners in an all-cash transaction that values EA at an enterprise value of approximately $55 billion. The transaction is subject to customary closing conditions, including receipt of required regulatory approvals and approval by EA stockholders. For additional information, please refer to EA’s Current Report on Form 8-K filed on September 29, 2025, available here https://www.sec.gov/ix?doc=/Archives/edgar/data/0000712515/000114036125036415/ef20056167_8k.htm.

Conference Call and Supporting Documents

Given the pending transaction, Electronic Arts will not be hosting an earnings conference call this quarter, and will no longer provide forward-looking guidance.

For further information and discussion of EA’s financial results, please refer to the financial model of EA’s historical results posted on EA’s IR Website at http://ir.ea.com and EA’s upcoming Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025.

Forward-Looking Statements

Some statements set forth in this release contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences and trends; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; economic and geopolitical conditions; changes in our tax rates or tax laws; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction with the Consortium that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the proposed transaction may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of the Company’s business resulting from the proposed transaction, including disruption of management time from ongoing business operations due to the proposed transaction; risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of the Company to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, including if the proposed transaction is not consummated; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; the risks and uncertainties that will be described in the proxy statement the Company intends to file with the Securities Exchange Commission in connection with the proposed transaction; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

These forward-looking statements are current as of October 28, 2025. Electronic Arts assumes no obligation to revise or update any forward-looking statement, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Form 10-Q for the fiscal quarter ended September 30, 2025. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended September 30, 2025.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2025, EA posted GAAP net revenue of approximately $7.5 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS FC™, Battlefield™, Apex Legends™, The Sims™, EA SPORTS™ Madden NFL, EA SPORTS™ College Football, Need for Speed™, Dragon Age™, Titanfall™, Plants vs. Zombies™ and EA SPORTS F1®. More information about EA is available at www.ea.com/news.

EA, EA SPORTS, EA SPORTS FC, Battlefield, Need for Speed, Apex Legends, The Sims, Dragon Age, Titanfall, and Plants vs. Zombies are trademarks of Electronic Arts Inc. John Madden, NFL, and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Andrew Uerkwitz	Justin Higgs
Vice President, Investor Relations	Vice President, Corporate Communications
650-674-7191	925-502-9253
auerkwitz@ea.com	jhiggs@ea.com

1 Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,

	2025	2024	2025	2024
Net revenue	1,839	2,025	3,510	3,685
Cost of revenue	443	456	722	719
Gross profit	1,396	1,569	2,788	2,966
Operating expenses:
Research and development	686	648	1,392	1,277
Marketing and sales	304	272	518	477
General and administrative	189	197	373	377
Amortization of intangibles	17	17	34	34
Restructuring	—	51	—	53
Total operating expenses	1,196	1,185	2,317	2,218
Operating income	200	384	471	748
Interest and other income (expense), net	(3)	15	(1)	45
Income before provision for income taxes	197	399	470	793
Provision for income taxes	60	105	132	219
Net income	137	294	338	574
Earnings per share
Basic	0.55	1.11	1.35	2.17
Diluted	0.54	1.11	1.34	2.15
Number of shares used in computation
Basic	250	264	251	265
Diluted	252	266	253	267

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	September 30, 2025	March 31, 2025[1]
ASSETS
Current assets:
Cash and cash equivalents	1,148	2,136
Short-term investments	112	112
Receivables, net	1,077	679
Other current assets	379	349
Total current assets	2,716	3,276
Property and equipment, net	578	586
Goodwill	5,388	5,376
Acquisition-related intangibles, net	245	293
Deferred income taxes, net	2,455	2,420
Other assets	472	417
TOTAL ASSETS	11,854	12,368

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued, and other current liabilities	1,514	1,359
Deferred net revenue (online-enabled games)	1,326	1,700
Senior notes, current, net	400	400
Total current liabilities	3,240	3,459
Senior notes, net	1,485	1,484
Income tax obligations	684	594
Other liabilities	445	445
Total liabilities	5,854	5,982

Stockholders’ equity:
Common stock	3	3
Retained earnings	6,153	6,470
Accumulated other comprehensive loss	(156)	(87)
Total stockholders’ equity	6,000	6,386
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	11,854	12,368

1Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
OPERATING ACTIVITIES
Net income	137	294	338	574
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, accretion and impairment	82	122	161	202
Stock-based compensation	174	174	326	317
Change in assets and liabilities
Receivables, net	(543)	(579)	(398)	(447)
Other assets	(13)	(78)	(68)	(20)
Accounts payable, accrued, and other liabilities	294	275	196	117
Deferred income taxes, net	7	(37)	(33)	(50)
Deferred net revenue (online-enabled games)	(8)	63	(375)	(339)
Net cash provided by operating activities	130	234	147	354

INVESTING ACTIVITIES
Capital expenditures	(43)	(50)	(115)	(117)
Proceeds from maturities and sales of short-term investments	30	111	72	239
Purchase of short-term and other investments	(55)	(107)	(97)	(237)
Acquisitions, net of cash acquired	—	—	(17)	—
Net cash used in investing activities	(68)	(46)	(157)	(115)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	45	42	45	42
Cash dividends paid	(48)	(51)	(96)	(101)
Cash paid to taxing authorities for shares withheld from employees	(32)	(18)	(177)	(139)
Common stock repurchases and excise taxes paid	(394)	(375)	(769)	(750)
Net cash used in financing activities	(429)	(402)	(997)	(948)

Effect of foreign exchange on cash and cash equivalents	(3)	11	19	6
Change in cash and cash equivalents	(370)	(203)	(988)	(703)
Beginning cash and cash equivalents	1,518	2,400	2,136	2,900
Ending cash and cash equivalents	1,148	2,197	1,148	2,197

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY25	FY25	FY25	FY26	FY26	Change
Net revenue
Net revenue	2,025	1,883	1,895	1,671	1,839	(9%)
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[2]	54	332	(96)	(373)	(21)
Gross profit
Gross profit	1,569	1,427	1,527	1,392	1,396	(11%)
Gross profit (as a % of net revenue)	78%	76%	81%	83%	76%
GAAP-based financial data
Acquisition-related expenses	10	10	10	10	9
Change in deferred net revenue (online-enabled games)[2]	54	332	(96)	(373)	(21)
Stock-based compensation	4	3	3	3	3
Operating income
Operating income	384	377	395	271	200	(48%)
Operating income (as a % of net revenue)	19%	20%	21%	16%	11%
GAAP-based financial data
Acquisition-related expenses	27	26	27	27	26
Change in deferred net revenue (online-enabled games)[2]	54	332	(96)	(373)	(21)
Restructuring and related charges	52	—	4	—	—
Stock-based compensation	174	163	162	152	174
Net income
Net income	294	293	254	201	137	(53%)
Net income (as a % of net revenue)	15%	16%	13%	12%	7%
GAAP-based financial data
Acquisition-related expenses	27	26	27	27	26
Change in deferred net revenue (online-enabled games)[2]	54	332	(96)	(373)	(21)
Restructuring and related charges	52	—	4	—	—
Stock-based compensation	174	163	162	152	174
Tax rate used for management reporting	19%	19%	19%	19%	19%
Diluted earnings per share	1.11	1.11	0.98	0.79	0.54	(51%)
Number of shares used in computation
Basic	264	262	257	251	250
Diluted	266	265	259	254	252

2The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY25	FY25	FY25	FY26	FY26	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	475	446	367	233	401	(16%)
Packaged goods	241	153	70	56	217	(10%)
Full game	716	599	437	289	618	(14%)
Live services and other	1,309	1,284	1,458	1,382	1,221	(7%)
Total net revenue	2,025	1,883	1,895	1,671	1,839	(9%)
Full game	35%	32%	23%	17%	34%
Live services and other	65%	68%	77%	83%	66%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	70	25	(27)	(46)	37
Packaged goods	46	9	(26)	(29)	45
Full game	116	34	(53)	(75)	82
Live services and other	(62)	298	(43)	(298)	(103)
Total change in deferred net revenue (online-enabled games) by composition[2]	54	332	(96)	(373)	(21)

Net revenue by platform
Console	1,374	1,215	1,182	1,007	1,212	(12%)
PC & Other	364	392	426	374	352	(3%)
Mobile	287	276	287	290	275	(4%)
Total net revenue	2,025	1,883	1,895	1,671	1,839	(9%)
GAAP-based financial data
Console	108	275	(86)	(317)	1
PC & Other	(37)	33	(11)	(54)	(6)
Mobile	(17)	24	1	(2)	(16)
Total change in deferred net revenue (online-enabled games) by platform[2]	54	332	(96)	(373)	(21)

2The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY25	FY25	FY25	FY26	FY26	Change
CASH FLOW DATA
Investing cash flow	(46)	(62)	214	(89)	(68)
Investing cash flow - TTM	(215)	(226)	37	17	(5)	98%
Financing cash flow	(402)	(504)	(1,411)	(568)	(429)
Financing cash flow - TTM	(1,739)	(1,812)	(2,863)	(2,885)	(2,912)	(67%)
Operating cash flow	234	1,176	549	17	130
Operating cash flow - TTM	2,198	2,110	2,079	1,976	1,872	(15%)
Capital expenditures	50	50	54	72	43
Capital expenditures - TTM	220	218	221	226	219	—
Free cash flow[3]	184	1,126	495	(55)	87
Free cash flow[3] - TTM	1,978	1,892	1,858	1,750	1,653	(16%)
Common stock repurchases and excise taxes paid	375	383	1,375	375	394	5%
Cash dividends paid	51	50	48	48	48	(6%)
DEPRECIATION
Depreciation expense	51	51	51	52	53	4%
BALANCE SHEET DATA
Cash and cash equivalents	2,197	2,776	2,136	1,518	1,148
Short-term investments	366	379	112	112	112
Cash and cash equivalents, and short-term investments	2,563	3,155	2,248	1,630	1,260	(51%)
Receivables, net	1,012	742	679	533	1,077	6%
STOCK-BASED COMPENSATION
Cost of revenue	4	3	3	3	3
Research and development	122	119	115	110	123
Marketing and sales	16	14	14	12	15
General and administrative	32	27	30	27	33
Total stock-based compensation	174	163	162	152	174
RESTRUCTURING AND RELATED CHARGES
Restructuring	51	1	3	—	—
Office space reductions	1	(1)	1	—	—
Total restructuring and related charges	52	—	4	—	—

3Free cash flow is defined as Operating cash flow less Capital expenditures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures
(in $ millions)

The following table provides a reconciliation of non-GAAP operating income and margin to their most directly comparable GAAP financial measure for the three months ended September 30, 2025 plus a comparison to the actuals for the three months ended September 30, 2024.

	Three Months Ended
	September 30
	2025	2024	YOY % Change

Net revenue	1,839	2,025	(9%)

GAAP operating income	200	384	(48%)
Acquisition-related expenses	26	27
Restructuring and related charges	—	52
Stock-based compensation	174	174
Non-GAAP operating income	400	637	(37%)

GAAP operating margin	10.9%	19.0%
Non-GAAP operating margin	21.8%	31.5%
Impact from change in deferred net revenue (online-enabled games)	(100 bps)	170 bps

Non-GAAP Financial Measures
As a supplement to the Company’s financial measures presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company presents certain non-GAAP measures of financial performance, including non-GAAP operating margin and free cash flow. These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP measures have limitations in that they do not reflect all of the items associated with the Company’s results of operations as determined in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting and differ from GAAP measures with the same names and may differ from non-GAAP financial measures with the same or similar names that are used by other companies.
The non-GAAP financial measures exclude acquisition-related expenses, stock-based compensation, restructuring and related charges, and capital expenditures, as applicable in any given reporting period and our outlook. The Company may consider whether other significant items that arise in the future should be excluded from our non-GAAP financial measures. Management believes that these non-GAAP financial measures provide investors with additional useful information to better understand and evaluate the Company’s operating results and future prospects because they exclude certain items that may not be indicative of the Company’s core business, operating results, or future outlook. These non-GAAP financial measures, with further adjustments are used by management to understand ongoing financial and business performance.

The Company uses a tax rate of 19% internally to evaluate its operating performance and to forecast, plan, and analyze future periods. Accordingly, the Company applies the same tax rate to its management reporting financial results.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure.